Commitments and Contingent Liabilities (Tables)	12 Months Ended
Dec. 31, 2013
Commitments and Contingent Liabilities [Abstract]
Operating leases with minimum rental commitments
The Bank leases certain banking premises. These leases are accounted for as operating leases with minimum rental commitments in the amounts presented below. The majority of these leases contain options to renew.

(dollars in thousands)
2014	$6,860
2015	6,493
2016	6,295
2017	5,979
2018	5,719
2019 and after	42,429
$73,775